UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 22, 2006


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-30121                    22-2050748

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 22, 2006, Ulticom, Inc. (the "Company") hosted a conference call and webcast (the "Call") to discuss selected unaudited results and business trends from the Company's fiscal first quarter ended April 30, 2006. A copy of the transcript of the Call is furnished as Exhibit 99.1.

In accordance with General Instruction B.2., the foregoing information and the information in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 and in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  EXHIBITS:

          Exhibit No.                      Description
          -----------                      -----------

             99.1               June 22, 2006 Call Transcript


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ULTICOM, INC.


Date:  June 22, 2006                            By:   /s/ Mark Kissman
                                                    ----------------------------
                                                Name:   Mark Kissman
                                                Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

  99.1                 June 22, 2006 Call Transcript